Exhibit 99.2

LOWE'S Q2 2022 RESULTS

Financial Highlights

$27.5B
IN SALES
-0.3%

+0.2%
U.S. COMP SALES

33.24%
GROSS MARGIN
-54 basis points

15.39%
OPERATING MARGIN
+12 basis points

$4.67
DILUTED EPS
+9.9%

We returned **$4.5 BILLION** to our shareholders through dividends and share repurchases

U.S. Comparable Sales Summary

- **-6.4%** COMP TRANSACTIONS
- **+6.6%** COMP **$100.40** AVERAGE TICKET
- **+7.4%** LOWES.COM SALES GROWTH

Consolidated Monthly Comp Performance



-1.7%
-5.4%
+0.2%
-1.2%
+0.6%
+2.8%
MAY
JUN
JUL
2022
2021

U.S. Monthly Comp Performance



-1.5%
-6.4%
+0.9%
-1.8%
+1.1%
+2.6%
MAY
JUN
JUL
2022
2021

U.S. Comp Sales by Ticket Size



>$500
+4.7%
$50–$500
-1.9%
<$50
-8.4%

Product Category Performance

Comp above company average in **8 of 15 product categories**

- BUILDING MATERIALS
- LAWN & GARDEN
- ELECTRICAL
- MILLWORK
- FLOORING
- PAINT
- HARDWARE
- ROUGH PLUMBING

Associates & Communities

To aid our hourly front-line associates during this period of high inflation, we awarded an **incremental $55 million bonus**

"I am pleased that our team drove operating margin improvement and effectively managed inventory despite lower-than-expected sales – a clear reflection of our relentless focus on operating discipline and productivity. Our results in the first half were disproportionately impacted by our 75% DIY customer mix, which was partially offset by our double-digit Pro growth for the ninth consecutive quarter. Despite continued macro uncertainty, we remain confident in the long-term strength of the home improvement market and our ability to take share."

– Marvin R. Ellison, Chairman & CEO



8 of 15 Regions Delivered Comp Growth Above Company Average

Total Home Strategy Providing a full complement of products and services for Pros and Consumers alike, enabling a Total Home solution for every need in the home Market Share Acceleration Drive Pro penetration Accelerate online business Expand installation services Drive localization Elevate assortment

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believe”, “expect”, “anticipate”, “plan”, “desire”, “project”, “estimate”, “intend”, “will”, “should”, “could”, “would”, “may”, “strategy”, “potential”, “opportunity”, “outlook”, “scenario”, “guidance”, and similar expressions are forward-looking statements. Forward-looking statements involve, among other things, expectations, projections, and assumptions about future financial and operating results, objectives, business outlook, priorities, sales growth, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for products and services, share repurchases, Lowe’s strategic initiatives, including those relating to acquisitions and dispositions and the impact of such transactions on our strategic and operational plans and financial results. Such statements involve risks and uncertainties and we can give no assurance that they will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. A wide variety of potential risks, uncertainties, and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, changes in general economic conditions, such as volatility and/or lack of liquidity from time to time in U.S. and world financial markets and the consequent reduced availability and/or higher cost of borrowing to Lowe's and its customers, slower rates of growth in real disposable personal income that could affect the rate of growth in consumer spending, inflation and its impacts on discretionary spending and on our costs, shortages, and other disruptions in the labor supply, interest rate and currency fluctuations, home price appreciation or decreasing housing turnover, the availability of consumer credit and of mortgage financing, trade policy changes or additional tariffs, outbreaks of pandemics, fluctuations in fuel and energy costs, inflation or deflation of commodity prices, natural disasters, armed conflicts, acts of both domestic and international terrorism, and other factors that can negatively affect our customers. Investors and others should carefully consider the foregoing factors and other uncertainties, risks and potential events including, but not limited to, those described in “Item 1A - Risk Factors” in our most recent Annual Report on Form 10-K and as may be updated from time to time in Item 1A in our quarterly reports on Form 10-Q or other subsequent filings with the SEC. All such forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update these statements other than as required by law.